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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


                                   May 1, 2000
                Date of Report (Date of earliest event reported)


                           PEOPLES ENERGY CORPORATION

             (Exact name of registrant as specified in its charter)



           Illinois                       1-5540                36-2642766
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


24th Floor, 130 East Randolph Drive, Chicago, Illinois             60601-6207
           (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code               (312) 240-4000

                                      None
          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

On May 1, 2000, Peoples Energy Corporation will commence presentations before security analysts wherein the company will discuss fiscal year 1999 results, the company's outlook and strategy and financial projections for fiscal year 2000 and selected financial projections concerning periods after fiscal year 2000. The company is filing this 8-K to give broad disclosure to such forward-looking information.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report.

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

Exhibit
Number    Description

  99 The following exhibit outlines the information to be presented by Peoples Energy Corporation to security analysts commencing on May 1, 2000.

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995:

FORWARD LOOKING INFORMATION. This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, such as business plans, expectations for future development and earnings growth, and other information not of a strictly historical nature. Actual results could differ materially from such expectations because of many uncertainties, including, but not limited to: weather; general U.S. and Illinois economic conditions; business and competitive conditions resulting from deregulation and consolidation of the energy industry; the timing and extent of changes in energy commodity prices and interest rates; adverse results in material environmental litigation; regulatory developments in Illinois and other states where the company does business; and the company's success in identifying diversified energy projects on financially acceptable terms and successfully developing and operating such projects. Some of the uncertainties that may affect future results are discussed in more detail in the company's Annual Report on Form 10-K on file with the SEC. All forward-looking statements included in this presentation are based upon information presently available, and the company assumes no obligation to update any forward-looking statements.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            PEOPLES ENERGY CORPORATION
                                                    (Registrant)




         May 1, 2000                         By:   /s/ J. M. LUEBBERS
----------------------------                   --------------------------------
           (Date)                                 J. M. Luebbers
                                               Chief Financial Officer
                                               and Controller




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                                  EXHIBIT INDEX
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


Exhibit
Number    Description

  99 The following exhibit sets forth the information to be presented by Peoples Energy Corporation to security analysts commencing on May 1, 2000.

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